                                 SCHEDULE 14C
                                (Rule 14c-101)
                 INFORMATION REQUIRED IN INFORMATION STATEMENT
                           SCHEDULE 14C INFORMATION
            Information Statement Pursuant to Section 14(c) of the
                        Securities Exchange Act of 1934

Check the appropriate box:

 [ ]  Preliminary information statement    [ ]  Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14c-5(d)(2))

 [x]  Definitive information statement


                       COLLEGE TELEVISION NETWORK, INC.
               (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):
 [x]  No fee required.
 [ ]  Fee computed on table below per Exchange Act Rules 14-c5(g) and 0-11.

      (1) Title of each class of securities to which transaction applies:
          Common Stock, $.005 Par Value, Preferred Stock, $.001 Par Value

      (2) Aggregate number of securities to which transaction applies:   N/A

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the
          filing fee is calculated and state how it was determined):   N/A

      (4) Proposed maximum aggregate value of transaction:   N/A

      (5) Total fee paid:   N/A

 [ ]  Fee paid previously with preliminary materials.

 [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1) Amount Previously Paid:   N/A

      (2) Form, Schedule or Registration Statement No.:   Schedule 14C

      (3) Filing Party:   College Television Network, Inc.

      (4) Date Filed:   September 28, 1999

                       COLLEGE TELEVISION NETWORK, INC.

                            5784 Lake Forrest Drive
                                   Suite 275
                            Atlanta, Georgia 30328

                              September 28, 1999

                             INFORMATION STATEMENT

     This Information Statement is being mailed to the stockholders of College Television Network, Inc. (the "Company") commencing on or about September 28, 1999, in connection with the previous approval of the corporate action referred to below by the majority stockholder of the Company. Accordingly, all necessary corporate approvals in connection with the matters referred to herein have been obtained, and this Information Statement is furnished solely for the purpose of informing stockholders, in the manner required under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), of the corporate action before it takes effect. The record date for determining stockholders entitled to receive this Information Statement has been established as the close of business on August 30, 1999. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

                                 Action Taken

     As of August 31, 1999, U-C Holdings, L.L.C., a Delaware limited liability company (the "Majority Stockholder"), held 11,576,612 shares of common stock of the Company, par value $.005 per share (the "Common Stock") and 309,998 shares of Convertible Preferred Stock, par value $.001 per share (the "Convertible Preferred"), which is voting stock that votes on an as-converted basis based upon the number of shares of Common Stock the Convertible Preferred was convertible into on the date of issuance, or 678,432 shares of voting stock. On August 31, 1999, the Majority Stockholder, as holder of approximately 81.2% of the total shares of capital stock of the Company entitled to vote on the matters described herein, consented in writing without a meeting to the matters described herein. As a result, the corporate action was approved by a majority of the shares of Common Stock and Convertible Preferred as required by law and no further votes will be needed. As of August 27, 1999, the Company had approximately 14,411,755 shares of Common Stock outstanding and 309,998 shares of Convertible Preferred outstanding. The majority stockholder consent with respect to the matters described herein was executed on September 28, 1999 and will take effect 20 days after the mailing of this Information Statement or on such other date as may be specified by the board of directors of the Company ("Effective Date"). The corporate action was also approved by the Board of Directors of the Company, including all disinterested directors, on August 30, 1999.

     The Majority Stockholder has approved and adopted a Plan of Reclassification (the "Plan") (a copy of which is attached hereto as Exhibit I)
                                                                     ---------
whereby, on the Effective Date, the 309,998 shares of Convertible Preferred currently owned by the Majority Stockholder shall be reclassified into 309,998 shares of Series A Convertible Preferred Stock of the Company, $.001 par value per share ("Series A Convertible Preferred"), with such designations set forth in the Second Certificate of Designation, Powers, Preferences and Rights of the Series A Convertible Preferred Stock of the Company ("Second Certificate of Designation"), filed with the Corporations Division of the State of Delaware on August 31, 1999.

                           Plan of Reclassification

     The Company's Amended and Restated Certificate of Incorporation ("Amended and Restated Certificate"), dated November 10, 1997, gives the Board of Directors of the Company authority to designate the rights and preferences of the preferred stock of the Company. Pursuant to such authority, the Board of Directors thereby designated the Convertible Preferred in a Certificate of Designation, Powers, Preferences and Rights of the Convertible Preferred of the Company filed with the Corporations Division of the State of Delaware on July 22, 1999 (the "Original Certificate of Designation").

     The Second Certificate of Designation, which has been approved by the Company's Board of Directors, provides that (i) the number of shares of Convertible Preferred subject to the Original Certificate of Designation be decreased from 2,000,000 shares to 309,998 shares (this was also approved by the Majority Stockholder); (ii) the 1,690,002 shares of authorized but unissued Convertible Preferred resume the status which they had prior to the Original Certificate of Designation and, thereafter, be preferred stock subject to the FOURTH paragraph of the Amended and Restated Certificate; and (iii) the Company cancelled any previous rights, preferences or designations for the authorized but unissued 1,690,002 shares of preferred stock and designated the 1,690,002 shares as Series A Convertible Preferred having those powers, preferences, optional or other special rights and qualifications, limitations or restrictions as therein listed. As a part of this transaction, the Company's Board of Directors and the Majority Stockholder approved the Plan, which provides that on the Effective Date each share of the issued and outstanding Convertible Preferred of the Company shall automatically be reclassified into and become one share of Series A Convertible Preferred. The only corporate action which requires shareholder approval is the adoption of the Plan.

     The Company has taken all action required under Delaware law to approve the Plan; however, since stockholder approval of the Plan was obtained by written consent rather than at a stockholders' meeting, the Exchange Act will not permit the Plan to become effective until the expiration of 20 calendar days from the date this Information Statement was mailed to the stockholders of the Company. The Plan will become effective on the later of the Effective Date or the filing of the Plan with the Secretary of State of Delaware in accordance with the requirements of the Delaware General Corporation Law, which action has already been approved by the Board of Directors of the Company. Upon the effectiveness of the Plan, there will be no shares of Convertible Preferred issued and outstanding and the Company shall thereafter redesignate all shares of Convertible Preferred into Series A Convertible Preferred, which action has already been approved by the Board of Directors of the Company.

     The terms of the Convertible Preferred and the Series A Convertible Preferred are substantially similar with regards to the dividend rights, liquidation preferences, redemption rights and dilution protection. The Convertible Preferred is voting stock which votes on an as-converted basis with the Common Stock based on the number of shares of Common Stock the Convertible Preferred is convertible into as of the date of issuance. On August 31, 1999, 1,000,000 shares of Series A Convertible Preferred were issued to the Majority Stockholder as non-voting stock that shall automatically become voting stock on the same terms as the Convertible Preferred upon the filing of a new Schedule 14C Information Statement relating to the ratification and approval of the issuance of such Series A Convertible Preferred. The Convertible Preferred has liquidation preferences superior to those of the Series A Convertible Preferred, however, all preferred stock has dividend and liquidation preferences superior to all other capital stock of the Company. Another material difference between the Convertible Preferred and the Series A Convertible Preferred is the conversion price. The Convertible Preferred has an initial Conversion Price of $6.854, which was the 30-day average market price of the Common Stock ("Average Market Price") on the date of issuance, whereas the Series A Convertible Preferred has an initial

Conversion Price of $4.50, which was a 34.9% discount from the Average Market Price on the date of issuance. Additionally, the terms of the Convertible Preferred allow for a reset of the Conversion Price to the Average Market Price as of the end of a fiscal quarter if, during the first three years after the issuance date, at the end of any quarter, the Average Market Price is lower than the Conversion Price, however, such Conversion Price cannot be reset below $2.75. The Series A Convertible Preferred does not allow for a reset of the initial $4.50 Conversion Price, other than through standard anti-dilution provisions. The elimination of the reset provision may be beneficial to the owners of Common Stock in that the downward movement of the Common Stock market price shall not result in the preferred stockholders being able to convert their shares into additional shares of Common Stock.

     The modification and reclassification of the Convertible Preferred into shares of Series A Convertible Preferred was effectuated in order to eliminate the reset provision of the Convertible Preferred, which could have adversely affected the common stockholders, and to have only one type of preferred stock outstanding.

                             No Dissenters' Rights

     The corporate action described in this Information Statement will not afford to stockholders the opportunity to dissent from the actions described herein or to receive an agreed or judicially appraised value for their shares.

          Interest Of Certain Persons in the Actions Described Herein

     The directors and executive officers of the Company may be deemed to have a substantial interest in the approval of the Plan because the actions effectuated by that document change the relative rights and preferences of the preferred stock held by the Majority Stockholder and the persons serving as partners in Holdings include a number of the directors and executive officers of the Company. The Company obtained a fairness opinion from Texada Capital Corporation in connection with the Plan.

                   Stockholder Approval Previously Obtained

     The Company has approximately 14,411,755 issued and outstanding shares of Common Stock as of August 27, 1999, each of which is entitled to one vote on any matter brought to a vote of the Company's stockholders. The Majority Stockholder owns 11,576,612 shares of Common Stock and 309,998 shares of Convertible Preferred which is voting stock that votes on an as-converted basis based upon the number of shares of Common Stock the Convertible Preferred was convertible into on the date of issuance, or 678,432 shares of voting stock.
The Majority Stockholder's capital stock ownership represents 81.2% of all issued and outstanding shares of the Company's voting stock. By written consent in lieu of a meeting, dated September 28, 1999, the Majority Stockholder approved the adoption and implementation of the decrease in the authorized Convertible Preferred and the Plan. Such action by written consent is sufficient to satisfy the requirements of the Delaware General Corporation Law that a reduction in the number of authorized shares in a class of stock or a reclassification of a class of stock be approved by a majority of the stockholders. Accordingly, the stockholders will not be asked to take further action on this corporate action at any future meeting. However, since stockholder approval was obtained by written consent rather than at a stockholders' meeting, the Exchange Act will not permit the action to become effective until the expiration of 20 calendar days from the date hereof, which is the date this Information Statement is being mailed to stockholders. Upon the expiration of such 20-day period, the actions will become effective automatically.

     The Company believes that this corporate action will not have any adverse effect on its business and operations, and expects to continue such business and operations as they are currently being conducted.

                      Material Incorporated By Reference

     The Form 8-K filed by the Company on August 3, 1999, in connection with (a) the acquisition of Armed Forces Communications, Inc., (b) the issuance of the Convertible Preferred, and (c) the $12,000,000 revolving loan made to the Company by LaSalle Bank National Association is incorporated herein by reference and a copy of such Form 8-K is being mailed to the stockholders with this Information Statement. The Form 8-K filed by the Company on September 15, 1999, in connection with the issuance of the Series A Convertible Preferred and the acquisition of Armed Forces Communications, Inc. is incorporated herein by reference and a copy of such Form 8-K is being mailed to the stockholders with this Information Statement.

                                   Signature

     Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto authorized.


September 28, 1999                     COLLEGE TELEVISION NETWORK, INC.


                                       By: /s/ Jason Elkin
                                           ------------------------------------
                                           Jason Elkin, Chief Executive Officer
                                           and Chairman of the Board

EXHIBIT I

                           PLAN OF RECLASSIFICATION
                           ------------------------

          THIS PLAN OF RECLASSIFICATION (this "Plan") dated as of August 31,
                                               ----
1999 is hereby adopted by College Television Network, Inc., a Delaware corporation (the Company").
                 -------

          WHEREAS, the Company has 309,998 shares of convertible preferred stock, par value $.001 per share (the "Convertible Preferred") issued and
                                       ---------------------
outstanding as of the date hereof;

          WHEREAS, the Company has designated a new class of convertible preferred stock, par value $.001 per share, designated as Series A Convertible Preferred Stock (the "Series A Convertible Preferred");
                      ------------------------------

          WHEREAS, the Company's Board of Directors and the holders of a majority of the outstanding shares of capital stock of the Company have approved the reclassification of the issued and outstanding 309,998 shares of Convertible Preferred into 309,998 shares of Series A Convertible Preferred, in accordance with the terms and conditions of this Plan; and

          WHEREAS, U-C Holdings, L.L.C., a Delaware limited liability company ("Holdings"), as the sole holder of Convertible Preferred, has consented to this
----------
Plan.

          NOW, THEREFORE, BE IT RESOLVED, that the Company does hereby adopt the following Plan of Reclassification:

1. Effective automatically and immediately on the 20th day after the mailing of a Schedule 14C Information Statement to the shareholders of the Company in connection with this Plan, each outstanding share of Convertible Preferred shall automatically, and without any further action on the part of the Company or Holdings (other than the filing of the Plan with the Secretary of State of Delaware, which the Company shall do immediately after such 20 day period), pursuant to the terms of this Plan, be reclassified into and become one share of Series A Convertible Preferred. Each certificate representing shares of Convertible Preferred shall automatically be deemed to be a certificate for Series A Convertible Preferred; however upon delivery of the old Convertible Preferred stock certificates, Holdings may receive a new stock certificate for the Series A Convertible Preferred. This reclassification shall take effect regardless of and without giving effect to any reduction in the conversion price of the Convertible Preferred pursuant to any provision of the Certificate of Designation for the Convertible Preferred.

2. The Company does hereby acknowledge that upon the effectiveness of this Plan and the filing of this Plan with the office of the Secretary of State of the state of Delaware, there will be no shares of Convertible Preferred issued and outstanding and the Company will redesignate all shares of Convertible Preferred into Series A Convertible Preferred Stock pursuant to the Amendment to Certificate of Designation of Powers, Preferences and Rights of Preferred Stock substantially in the form of Exhibit A attached hereto.
      ---------

                         [signature on following page]

          IN WITNESS WHEREOF, College Television Network, Inc., has caused this Plan of Reclassification to be executed by its duly authorized representative as of August 31, 1999.


                                   /s/ Martin Grant
                                   ---------------------------------------------
                                   Martin Grant
                                   President of College Television Network, Inc.

                                  Exhibit "A"
                       THIRD CERTIFICATE OF DESIGNATION,
                     POWERS, PREFERENCES AND RIGHTS OF THE
                                PREFERRED STOCK
                                      OF
                       COLLEGE TELEVISION NETWORK, INC.
       -----------------------------------------------------------------
                 Pursuant to the provisions of Section 151(g)

                       of the General Corporation Law of

                             the State of Delaware
       -----------------------------------------------------------------

     College Television Network, Inc. (the "Corporation"), a corporation
                                            -----------
organized and validly existing under the General Corporation Law of the State of Delaware, filed its original Certificate of Incorporation with the Corporations Division on August 17, 1989. Under the provisions of and subject to the requirements of Section 151(g) of the General Corporation Law of the State of Delaware, the undersigned, desiring to set the designation, powers, preferences and rights of the authorized but unissued Convertible Preferred Stock of the Corporation, which was originally designated pursuant to a Certificate of Designation, Powers, Preferences and Rights of Preferred Stock filed July 22, 1999 (the "Original Certificate of Designations"), does hereby certify that the
           ------------------------------------
following resolutions were duly adopted by the Board of Directors of the Corporation at a special meeting held on August 30, 1999 and approved by a unanimous vote of the holders of the issued and outstanding Convertible Preferred Stock:

     WHEREAS, the Amended and Restated Certificate of Incorporation, dated November 10, 1997 ("Amended Certificate"), authorizes a class of stock
                    -------------------
designated as preferred stock (the "Preferred Stock"), comprising 2,000,000
                                    ---------------
shares, par value $0.001 per share, provides that such Preferred Stock may be issued from time to time in one or more series, and vests authority in the Board of Directors of the Corporation, within the limitations and restrictions stated in the FOURTH paragraph of the Amended Certificate, to fix or alter the voting powers, designation, preferences and relative participating, optional or other special rights, rights and terms of redemption, the redemption price or prices and the liquidation preferences of any series of Preferred Stock within the limitations set forth in the Delaware General Corporation Law; and

     WHEREAS, the Original Certificate of Designation designated 2,000,000 shares of the authorized Preferred Stock as Convertible Preferred Stock (the "Convertible Preferred") and, as of August 30, 1999, there were 309,998 issued
----------------------
and outstanding shares of Convertible Preferred, and 1,690,002 shares of authorized and unissued Convertible Preferred; and

     WHEREAS, the Board of Directors by resolutions dated August 30, 1999, in accordance with Section 151(g) of the General Corporation Law of the State of Delaware reduced the number of authorized shares of Convertible Preferred by 1,690,002, to 309,998; and

     WHEREAS, by unanimous written consent, dated as of September 28, 1999, the holders of all of the issued and outstanding shares of Convertible Preferred approved the decrease in the designated authorized shares of Convertible Preferred; and

     WHEREAS, by the action of the Board of Directors to decrease the number of shares of Preferred Stock subject to the Original Certificate of Designation, such authorized but unissued shares of Convertible

Preferred resumed the status which they had prior to the Original Certificate of Designation, i.e. that of Preferred Stock subject to the FOURTH paragraph of the Amended Certificate; and

     WHEREAS, the Corporation, by resolution of the Board of Directors of the Corporation, and pursuant to the Second Certificate of Designation, Powers, Preferences and Rights of the Series A Convertible Preferred Stock filed with the Corporations Division on August 31, 1999 (the "Second Certificate of
                                                   ---------------------
Designation"), cancelled all previous rights, preferences or designations for
-----------
the authorized but unissued Convertible Preferred which were set forth in the Original Certificate of Designation and designated 1,690,002 shares of the authorized but unissued Preferred Stock as Series A Convertible Preferred Stock (the "Series A Convertible Preferred") pursuant to the Second Certificate of
      ------------------------------
Designation and fixed the powers, preferences and relative participating rights, qualifications, limitations or restrictions of the Series A Convertible Preferred; and

     WHEREAS, pursuant to a Plan of Reclassification adopted by the Board of Directors and by a majority of the shareholders of the Corporation and filed with the Corporations Division on ________________, 1999 (the "Plan"), all of
                                                               ----
the outstanding Convertible Preferred were reclassified into Series A Convertible Preferred on __________, 1999, on a one for one basis; and

     WHEREAS, as of the date hereof, there are no issued and outstanding shares of Convertible Preferred; and

     WHEREAS, the Board of Directors of the Corporation has determined it to be in the best interests of the Corporation to redesignate the authorized, but unissued Convertible Preferred into Series A Convertible Preferred and to have the same voting powers, designations, preferences and rights, and the qualifications, limitations and restrictions thereof, so that all shares of Preferred Stock of the Corporation have the same voting rights, designations, preferences, rights, qualifications, limitations and restrictions as provided herein.

     NOW, THEREFORE, BE IT RESOLVED, that the Corporation, does hereby cancel any previous rights, preferences or designations for the 309,998 shares of authorized, but unissued Convertible Preferred, and does hereby redesignate such 309,998 shares of Preferred Stock as Series A Convertible Preferred, with the powers, preferences and relative participating, optional or other special rights, qualifications, limitations or restrictions of Series A Preferred Stock, as set forth in the Second Certificate of Designation.

     IN WITNESS WHEREOF, College Television Network, Inc., has caused this Third Certificate to be executed by its duly authorized representative as of ____________________, 1999.


                              COLLEGE TELEVISION NETWORK, INC.,
                              a Delaware corporation


                              By:
                                 --------------------------------------------
                              Its:
                                  -------------------------------------------



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